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                                                                    EXHIBIT 3.19

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                            BUSINESS CORPORATIONS ACT                     FORM 1
                                   (SECTION 6)

                             CONSUMER AND
[LETTERHEAD OF ALBERTA]   CORPORATE AFFAIRS            ARTICLES OF INCORPORATION
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1. NAME OF CORPORATION:

     NORTH AMERICAN SERVICES LTD

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2. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS
   AUTHORIZED TO ISSUE:

     The Corporation is authorized to issue an unlimited number of shares of one class.

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3. RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

     No shares of the Corporation shall be transferred without the approval of the directors of the Corporation either by a resolution passed at a Board of directors meeting or by an instrument or instruments in writing signed by all of the directors.

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4. NUMBER, OR MINIMUM AND MAXIMUM NUMBER, OF DIRECTORS THAT THE CORPORATION MAY
   HAVE:

     Minimum number of directors one (1) maximum number of directors seven (7).

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5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS, OR
   RESTRICTED TO CARRYING ON A CERTAIN BUSINESS,
   SPECIFY THE RESTRICTION(S):

     None

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6. OTHER RULES OR PROVISIONS (IF ANY):

     See Schedule I attached hereto:

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7. DATE:  91 / 12 / 13/th/
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         YEAR  MONTH  DAY
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  INCORPORATORS NAMES:       ADDRESS (INCLUDING POSTAL CODE)        SIGNATURE
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ROGER GOUIN               16745-111 Avenue                      /s/ Roger gouin
                          Edmonton, Alberta T5M 2S4
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 FOR DEPARTMENTAL USE ONLY
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 CORPORATE ACCESS NO. ____________                    INCORPORATION DATE
 CCA-DE101

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SCHEDULE I attached to the Articles of Incorporation of:

          NORTH AMERICAN SERVICES LTD

6.   Other provisions if any:

i.   The number of shareholders of the Corporation, exclusive of:

     (a)  persons who are in its employment or that of an affiliate, and

     (b) persons, who having been formerly in its employment or that of an affiliate were, while in that employment, shareholders of the Corporation and have continued to be shareholders of that Corporation after termination of that employment.

     is limited to not more than fifty (50) persons, two or more persons who are joint registered owners of one or more shares being counted as one shareholder.

ii. Any invitation to the public to subscribe for securities of the Corporation is prohibited.

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Name Change Alberta Corporation - Registration Statement

Service Request Number:                  144868
Corporate Access Number:                 205134463
Legal Entity Name:                       NORTH AMERICAN MAINTENANCE LTD.
French Equivalent Name:
Legal Entity Status:                     Active
Alberta Corporation Type:                Named Alberta Corporation
Nuans Report Number:                     60358240
Nuans Report Date:                       1998/03/04
French Name Nuans Report Number:
French Name Nuans Report Date:
Future Dating Required:
Professional Endorsement Provided:
Amendment Date:                          1998/03/09
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Annual Returns

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File Year   Date Filed
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1996        1996/12/12
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1995
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1994
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Registration Authorized By: WILLIAM J. KENNY
                            SOLICITOR

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